UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Hemisphere Media Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hemisphere Media Group, Inc. 2000 Ponce de Leon Blvd. | Suite 500 Coral Gables, FL 33134 c/o Continental Proxy Services – 8th Floor 17 Battery Place, New York NY 10004–1123 You May Vote Your Proxy When You View The Materials On The Internet Or By Mail. You Will Be Asked To Follow The Prompts To Vote Your Shares. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on May 16, 2016 Dear Stockholder, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hemisphere Media Group, Inc. will be held on Tuesday, May 16, 2016 at 10:30 a.m., local time, at the offices of Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131, or as soon thereafter as a quorum shall be present, for the following purposes: (1) To elect three Class III directors to the Board of Directors for a three-year term expiring at the 2019 annual meeting; Our Board of Directors recommends a vote “FOR” each of the Class III director nominees in Proposal 1. To ratify the Board of Directors` appointment of RSM US LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; Our Board of Directors recommends a vote “FOR” Proposal 2. To approve the Hemisphere Media Group, Inc. Amended and Restated 2013 Equity Incentive Plan; and Our Board of Directors recommends a vote “FOR” Proposal 3. To consider all other appropriate matters that may be brought before the Annual Meeting. (2) (3) (4) Only stockholders of record on the books of the company at close of business on March 17, 2016 will be entitled to vote at the meeting. Stockholders are cordially invited to attend the meeting. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: The Proxy Materials are available for review at: http://www.cstproxy.com/hemispheretv/2016 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

Hemisphere Media Group, Inc. 2000 Ponce de Leon Blvd. | Suite 500 Coral Gables, FL 33134 Important Notice Regarding the Availability Of Proxy Materials For the Stockholder Meeting to Be Held On May 16, 2016 This communication is not a voting form and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. You must request a copy as instructed below by May 6, 2016 to facilitate a timely delivery. The following proxy materials are available to you to review at: http://www.cstproxy.com/hemispheretv/2016 - - - - the Company’s Annual Report for the year ended December 31, 2015; the Company’s 2016 Proxy Statement (including all attachments thereto); the Proxy Card; and any amendments to the foregoing materials that are required to be furnished to stockholders. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0690 or By logging on to http://www.cstproxy.com/hemispheretv/2016 or By email at: proxy@continentalstock.com Please include the company name and your account number in the subject line. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number and account number to access the proxy materials.